SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 August 17, 2004

                          STORAGE COMPUTER CORPORATION
                               -----------------
             (Exact Name of Registrant as specified in its charter)

             DELAWARE                    1-13616                  02-045093
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   (State or other jurisdiction  (Commission File Number)        (IRS Employer
        of incorporation)                                    Identification No.)

         11 Riverside Street, Nashua, NH                            03062-1373
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    (Address of Principal Executive Offices)                        (Zip Code)

                                 (603) 880-3005
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               Registrant's telephone number, including area code:

                                 Not Applicable
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       (Registrant's Name or Former Address, if Change Since Last Report)


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Item 7.  Financial Statements, Pro Forma financial Information and Exhibits

(c) Exhibits

      99.1*  Press Release dated August 17, 2004
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* Furnished herewith

Item 12.                Results of operations and financial condition.

     The Company issued a press release on August 17, 2004 announcing its results of operations for the second quarter ended June 30, 2004, a copy of which is attached as Exhibit 99.1.

     The information in this Current Report on Form 8-K, and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ( the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2004                     STORAGE COMPUTER CORPORATION


                                        By: /s/ Michael J. O'Donnell
                                            ------------------------
                                        Name:   Michael J. O'Donnell
                                        Title:  Chief Financial Officer